UNITED  STATES
                       SECURITIES  AND  EXCHANGE  COMMISSION
                             Washington,  D.C.  20549

                                    FORM  8-K

                                 CURRENT  REPORT

     Pursuant  to  section  13  or  15(d) of the Securities Exchange Act of 1934

         Date  of  Report  (Date  of  earliest  event  reported): June 13, 2006

                                  NEWAVE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Utah                      333-34308                 87-0520575
------------------------------    ------------------         -------------------
(State  or  other jurisdiction     (Commission File           (IRS Employer of
        incorporation)                  Number)              Identification No.)

         30  S.  LaPatera  Lane,  Suite  7  Goleta,  CA         93117
         ----------------------------------------------     -------------
          (Address  of  principal  executive  offices)       (Zip  Code)


                                 (805)  964-9126
                             ----------------------
                         (Registrant's  telephone  number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 24, 2006 Mr. Paul Daniel ended his employment as the Registrants Chief Financial Officer.

Our Board of Directors appointed Dave Foucar as our Chief Financial Officer, effective June 13, 2006. Mr. Foucar has over 20 years of experience in Finance and Accounting including 10 years in the technology industry. Mr. Foucar comes to Newave from The Malibu Group, a mid market M&A and Financial Consulting firm. His experience includes management positions as Director of Financial Planning, and Controller at Xircom, Inc as well as financial management positions at Intel, Inc., Nestle USA, and Siemens AG. Mr. Foucar received his B.S. in Business Management and Economics from the University of La Verne, and an MBA in Finance from California Lutheran University.

This report may contain forward-looking statements that involve risks and uncertainties, including, without limitation, statements concerning our business and possible or assumed future results of operations. We generally use words such as "believe," "may," "could," "will," "intend," "expect," "anticipate," "plan," and similar expressions to identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons including: our ability to continue as a going concern, adverse economic changes affecting markets we serve; competition in our markets and industry segments; our timing and the profitability of entering new markets; greater than expected costs, customer acceptance of our products or difficulties related to our integration of the businesses we may acquire; and other risks and uncertainties as may be detailed from time to time in our public announcements and SEC filings. Although we believe the expectations reflected in the forward-looking statements are reasonable, they relate only to events as of the date on which the statements are made, and our future results, levels of activity, performance or achievements may not meet these expectations. We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

ITEM 9.01 Financial Statements and Exhibits

Exhibit Number                               Description

   10.1              Employment Agreement Between the Registrant and Dave Foucar

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NEWAVE, INC.
                               -----------------
                                   Registrant


Date:  June 21,  2006         By:   /s/  Michael  Hill
                                    -------------------------
                                    Michael  Hill
                                    Chief  Executive  Officer